Offerings - Offering: 1	Aug. 28, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 20,255,721.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,797.32
Offering Note	Transaction Valuation is calculated as the aggregate maximum purchase price for units of beneficial interest, based upon the net asset value per unit as of July 31, 2026, of $10.30. This amount is based upon the offer to purchase up to the Tender Cap of 1,966,575 common units of beneficial interest of Fidelity Private Credit Company LLC. The common units have no par value. Amount of Filing Fee is calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.